JPMORGAN INCOME FUNDS

JPMorgan Strategic Income Fund
(Class M Shares)
(a series of JPMorgan Trust I)

Supplement dated May 18, 2007
to the Prospectus dated December 31, 2006

NOTICE OF DISSOLUTION AND TERMINATION OF CLASS M SHARES. On May 16, 2007, the Board of Trustees of the JPMorgan Strategic Income Fund (the “Fund”) approved the dissolution and termination of Class M Shares of the Fund on or about June 29, 2007 (the “Repurchase Date”). On the Repurchase Date, the Fund shall repurchase any outstanding Class M Shares in exchange for an amount equal to the Net Asset Value per share calculated on the Repurchase Date. Please note Class M Shares are no longer available for purchase in Japan.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT
WITH THE PROSPECTUS FOR FUTURE REFERENCE

SUP-SI-507